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                                    EXHIBIT 1

      JOINT FILING AGREEMENT AMONG FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.;
              FRIEDMAN, BILLINGS, RAMSEY GROUP, INC. VOTING TRUST;
           ERIC F. BILLINGS; EMANUEL J. FRIEDMAN AND W. RUSSELL RAMSEY

         WHEREAS, in accordance with Rule 13d-1(f) under the Securities and Exchange Act of 1934 (the "Act"), only one joint statement and any amendments thereto need to be filed whenever one or more persons are required to file such a statement or any amendments thereto pursuant to Section 13(d) of the Act with respect to the same securities, provided that said persons agree in writing that such statement or amendments thereto are filed on behalf to each of them:

         NOW, THEREFORE, the parties hereto agree as follows:

       FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.; FRIEDMAN, BILLINGS, RAMSEY GROUP, INC. VOTING TRUST; ERIC F. BILLINGS; EMANUEL J. FRIEDMAN AND W. RUSSELL RAMSEY hereby agree, in accordance with 13d-1(f) under the Act, to file a statement on
Schedule 13G relating to their ownership of Common Stock of the Issuer and do hereby further agree that said statement shall be filed on behalf of each of them.

Dated:  March 2, 1998                       FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
                                            By:      /s/ Emanuel J. Friedman
                                                     Emanuel J. Friedman
                                                     Chairman and Chief Executive Officer

Dated:  March 2, 1998                       FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
                                            VOTING TRUST
                                            By:      /s/ Eric F. Billings
                                                     Eric F. Billings
                                                     Trustee

                                            By:      /s/ Emanuel J. Friedman
                                                     Emanuel J. Friedman
                                                     Trustee

                                            By:      /s/ W. Russell Ramsey
                                                     W. Russell Ramsey
                                                     Trustee

Dated:  March 2, 1998                       By:      /s/ Eric F. Billings
                                                              Eric F. Billings

Dated:  March 2, 1998                       By:      /s/ Emanuel J. Friedman
                                                          Emanuel J. Friedman

Dated:  March 2, 1998                       By:      /s/ W. Russell Ramsey
                                                              W. Russell Ramsey

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